UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2014

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SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
In connection with the previously announced acquisition of August Cayman Company, Inc. (“Schrader”) and the related financing commitment, Sensata Technologies B.V. (the "Issuer"), an indirect, wholly-owned subsidiary of Sensata Technologies Holding N.V. (the "Company” or "Sensata"), intends to offer, subject to market and other customary conditions, $400.0 million in aggregate principal amount of senior notes due 2024 (the "Notes") in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). The Notes will be jointly and severally guaranteed, on a senior unsecured basis, by each of the Issuer's existing and future wholly-owned subsidiaries that guarantee the Issuer's senior secured credit facilities. The Notes and the guarantees will be the Issuer's and the guarantors' senior unsecured obligations and will rank equally in right of payment to all existing and future senior indebtedness of the Issuer or the guarantors, including the Issuer's senior secured credit facilities, 6.5% senior notes due 2019 and 4.875% senior notes due 2023. The Notes and the guarantees will rank senior in right of payment to all of the Issuer's and the guarantors' future indebtedness and other obligations that expressly provide for their subordination to the Notes and the guarantees. The Notes and the guarantees will be effectively junior to the Issuer's and the guarantors' existing and future secured indebtedness to the extent of the value of the assets securing that indebtedness, including any indebtedness under the Issuer's senior secured credit facilities. The Notes and the guarantees will also be structurally subordinated to all existing and future obligations, including trade payables, of any of the Issuer's subsidiaries that do not guarantee the Notes.
The Notes and the related guarantees will be offered only to persons reasonably believed to be "qualified institutional buyers" in reliance on the exemption from registration pursuant to Rule 144A under the Securities Act and to persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities or blue sky laws and foreign securities laws. This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful.
Included in the offering memorandum will be unaudited pro forma condensed combined financial statements giving effect to the anticipated acquisition of Schrader. These unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.1 and are incorporated by reference herein. The information set forth in Exhibit 99.1 is subject to the risks, uncertainties, and limitations described or referenced therein.
In connection with the offering of the Notes, the Issuer disclosed certain information in an offering memorandum to prospective investors, including the information attached hereto as Exhibit 99.2, which is incorporated by reference herein.
The information contained in, or incorporated into, this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference. This report shall not be deemed an admission as to the materiality of any information in this report that is being disclosed pursuant to Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company at June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013, reflecting the acquisition of Schrader and the related financing transactions, are attached as Exhibit 99.1 to this Current Report on Form 8-K.
(d) Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013
99.2	Certain other information included in the offering memorandum

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: October 7, 2014	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Combined Financial Statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013
99.2	Certain other information included in the offering memorandum

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